UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 27, 2004

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated January 1, 2004 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-105322-02                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2004-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2004, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On December 27, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 27, 2004 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  December 29, 2004          By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders December 27, 2004



Exhibit 99.1
Statement to Certificateholders December 27, 2004



                      Centex Home Equity Loan Trust 2004-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 December 27, 2004
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL          BEGINNING                                                                                ENDING
                    FACE          PRINCIPAL                                                 REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1     134,100,000.00     57,980,597.87     12,279,844.16     98,083.84    12,377,928.00     0.00      0.00       45,700,753.71
AF_2      25,800,000.00     25,800,000.00              0.00     57,405.00        57,405.00     0.00      0.00       25,800,000.00
AF_3      66,700,000.00     66,700,000.00              0.00    181,201.67       181,201.67     0.00      0.00       66,700,000.00
AF_4      93,200,000.00     93,200,000.00              0.00    350,276.67       350,276.67     0.00      0.00       93,200,000.00
AF_5       8,500,000.00      8,500,000.00              0.00     34,920.83        34,920.83     0.00      0.00        8,500,000.00
AF_6      36,500,000.00     36,500,000.00              0.00    129,879.17       129,879.17     0.00      0.00       36,500,000.00
AV_1      95,000,000.00     57,563,467.75      6,728,191.21    120,978.47     6,849,169.68     0.00      0.00       50,835,276.54
AV_2     331,070,000.00    182,541,918.51     17,984,406.69    386,783.66    18,371,190.35     0.00      0.00      164,557,511.82
M_1       59,370,000.00     59,370,000.00              0.00    142,157.39       142,157.39     0.00      0.00       59,370,000.00
M_2       33,250,000.00     33,250,000.00              0.00     92,499.22        92,499.22     0.00      0.00       33,250,000.00
M_3       19,000,000.00     19,000,000.00              0.00     56,128.92        56,128.92     0.00      0.00       19,000,000.00
M_4       14,250,000.00     14,250,000.00              0.00     45,777.94        45,777.94     0.00      0.00       14,250,000.00
M_5       14,250,000.00     14,250,000.00              0.00     48,232.11        48,232.11     0.00      0.00       14,250,000.00
B         19,010,000.00     19,010,000.00              0.00     68,435.75        68,435.75     0.00      0.00       19,010,000.00
R                  0.00              0.00              0.00          0.00             0.00     0.00      0.00                0.00
TOTALS   950,000,000.00    687,915,984.13     36,992,442.06  1,812,760.64    38,805,202.70     0.00      0.00      650,923,542.07

X_IO          14,405.44    703,102,080.10              0.00         14.61            14.61     0.00      0.00      668,468,525.65

----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------- ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
--------------------------------------------------------------------------------------------------------- ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
--------------------------------------------------------------------------------------------------------- ------------------------
AF_1     152314HV5     432.36836592      91.57229053       0.73142312        92.30371365      340.79607539      AF_1    2.030000 %
AF_2     152314HW3   1,000.00000000       0.00000000       2.22500000         2.22500000    1,000.00000000      AF_2    2.670000 %
AF_3     152314HX1   1,000.00000000       0.00000000       2.71666672         2.71666672    1,000.00000000      AF_3    3.260000 %
AF_4     152314HY9   1,000.00000000       0.00000000       3.75833337         3.75833337    1,000.00000000      AF_4    4.510000 %
AF_5     152314HZ6   1,000.00000000       0.00000000       4.10833294         4.10833294    1,000.00000000      AF_5    4.930000 %
AF_6     152314JA9   1,000.00000000       0.00000000       3.55833342         3.55833342    1,000.00000000      AF_6    4.270000 %
AV_1     152314JB7     605.93123947      70.82306537       1.27345758        72.09652295      535.10817411      AV_1    2.440630 %
AV_2     152314JC5     551.36955481      54.32206690       1.16828363        55.49035053      497.04748790      AV_2    2.460630 %
M_1      152314JD3   1,000.00000000       0.00000000       2.39443136         2.39443136    1,000.00000000      M_1     2.780630 %
M_2      152314JE1   1,000.00000000       0.00000000       2.78193143         2.78193143    1,000.00000000      M_2     3.230630 %
M_3      152314JF8   1,000.00000000       0.00000000       2.95415368         2.95415368    1,000.00000000      M_3     3.430630 %
M_4      152314JG6   1,000.00000000       0.00000000       3.21248702         3.21248702    1,000.00000000      M_4     3.730630 %
M_5      152314JH4   1,000.00000000       0.00000000       3.38470947         3.38470947    1,000.00000000      M_5     3.930630 %
B        152314JJ0   1,000.00000000       0.00000000       3.59998685         3.59998685    1,000.00000000      B       4.180630 %
TOTALS                 724.12208856      38.93941269       1.90816909        40.84758179      685.18267586

X_IO     N/A        ###############       0.00000000       1.01420019         1.01420019    ##############      X_IO    0.000000 %

--------------------------------------------------------------------------------------------------------- ------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                    --------------------------------------------------
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                        Email: ryan.m.vaughn@jpmchase.com
                    --------------------------------------------------

Sec. 7.09(ii)                           Distributions Allocable to Principal
                                        Group I
                                        Scheduled Monthly Payments                                                     385,772.63
                                        Curtailments                                                                   269,770.93
                                        Prepayments in Full                                                         10,841,254.91
                                        Loans Repurchased by Seller                                                          0.00
                                        Substitution Amounts                                                                 0.00
                                        Net Liquidation Proceeds                                                             0.00

                                        Group II
                                        Scheduled Monthly Payments                                                      73,469.23
                                        Curtailments                                                                   485,679.99
                                        Prepayments in Full                                                          5,729,961.40
                                        Loans Repurchased by Seller                                                          0.00
                                        Substitution Amounts                                                                 0.00
                                        Net Liquidation Proceeds                                                             0.00

                                        Group III
                                        Scheduled Monthly Payments                                                     229,516.39
                                        Curtailments                                                                   344,429.84
                                        Prepayments in Full                                                         16,193,023.18
                                        Loans Repurchased by Seller                                                          0.00
                                        Substitution Amounts                                                                 0.00
                                        Net Liquidation Proceeds                                                        43,778.02

                                        Subordination Increase Amount                                                2,395,785.54
                                        Excess Overcollateralization Amount                                                  0.00

Sec. 7.09(iv)                           Class Interest Carryover Shortfall
                                        Class AF-1                                                                           0.00
                                        Class AF-2                                                                           0.00
                                        Class AF-3                                                                           0.00
                                        Class AF-4                                                                           0.00
                                        Class AF-5                                                                           0.00
                                        Class AF-6                                                                           0.00
                                        Class AV-1                                                                           0.00
                                        Class AV-2                                                                           0.00
                                        Class M-1                                                                            0.00
                                        Class M-2                                                                            0.00
                                        Class M-3                                                                            0.00
                                        Class M-4                                                                            0.00
                                        Class M-3                                                                            0.00
                                        Class B                                                                              0.00



Sec. 7.09(v)                            Class Principal Carryover Shortfall
                                        Subordinate Certificates
                                        Class M-1                                                                            0.00
                                        Class M-2                                                                            0.00
                                        Class M-3                                                                            0.00
                                        Class M-4                                                                            0.00
                                        Class M-5                                                                            0.00
                                        Class B                                                                              0.00

Sec. 7.09(vi)                           Aggregate Loan Balance of Each Group
                                        Group I Beginning Aggregate Loan Balance                                   292,957,974.15
                                        Group I Ending Aggregate Loan Balance                                      281,461,175.68

                                        Group II Beginning Aggregate Loan Balance                                   91,997,655.95
                                        Group II Ending Aggregate Loan Balance                                      85,708,545.33

                                        Group III Beginning Aggregate Loan Balance                                 318,146,450.00
                                        Group III Ending Aggregate Loan Balance                                    301,298,804.64

Sec. 7.09(vii)                          Overcollateralization
                                        Total Overcollateralization Amount                                          17,544,983.58
                                        Total Required Overcollateralization Amount                                 23,750,360.14

Sec. 7.09(viii)                         Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)                           Substitution Amounts
                                        Group I                                                                             0.00
                                        Group II                                                                            0.00
                                        Group III                                                                           0.00

Sec. 7.09(ix)                           Loan Purchase Price Amounts
                                        Group I                                                                             0.00
                                        Group II                                                                            0.00
                                        Group III                                                                           0.00

Sec. 7.09(x)                            Weighted Average Net Coupon Rate
                                        Group I                                                                         7.3163 %
                                        Group II                                                                        6.3550 %
                                        Group III                                                                       7.2993 %

Sec. 7.09(xi)                           Monthly Remittance Amount
                                        Group I                                                                    13,283,271.48
                                        Group II                                                                    6,776,647.83
                                        Group III                                                                  18,746,283.39

Sec. 7.09(xi)                           Weighted Average Gross Margin
                                        Group II Loans                                                                  7.1091 %
                                        Group III Loans                                                                 8.1083 %



Sec. 7.09(xiv)                          Largest Loan Balance
                                        Group I                                                                       800,794.60
                                        Group II                                                                      321,095.55
                                        Group III                                                                     697,486.34

Sec. 7.09(xv)                           Basic Principal Amount
                                        Group I                                                                    11,496,798.47
                                        Group II                                                                    6,289,110.62
                                        Group III                                                                  16,810,747.43

Sec. 7.09(xvi)                          Net Wac Cap Carryover Paid
                                        Group I                                                                             0.00
                                        Group II                                                                            0.00
                                        Group III                                                                           0.00
                                        Subordinate                                                                         0.00

Sec. 7.09(xvi)                          Remaining Net Wac Cap Carryover
                                        Group I                                                                             0.00
                                        Group II                                                                            0.00
                                        Group III                                                                           0.00
                                        Subordinate                                                                         0.00

Sec. 7.09(xviii)                        Net Wac Cap
                                        Group I Net WAC Cap                                                               7.32 %
                                        Group II Net WAC Cap                                                              6.15 %
                                        Group III Net WAC Cap                                                             7.06 %
                                        Subordinate Net WAC Cap                                                           6.88 %

Sec. 7.09(xix)                          Applied Realized Loss Amounts
                                        Subordinate Certificates
                                        Class M-1                                                                           0.00
                                        Class M-2                                                                           0.00
                                        Class M-3                                                                           0.00
                                        Class B                                                                             0.00

Sec. 7.09(xx)                           Stepdown Date Has Not Occurred


Sec. 7.09(b)(i)          Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                      Group 1
                                                                               Principal
                                      Period                Number               Balance               Percentage
                                     30-59 days                 94            6,738,065.09                   2.39 %
                                     60-89 days                 29            1,957,038.21                   0.70 %
                                     90+days                     6              238,552.65                   0.08 %
                                     Total                     129            8,933,655.95                   3.17 %
                                      Group 2
                                                                               Principal
                                      Period                Number               Balance               Percentage
                                     30-59 days                 20            2,817,296.17                   3.29 %
                                     60-89 days                  2              119,342.29                   0.14 %
                                     90+days                     3              340,832.47                   0.40 %
                                     Total                      25            3,277,470.93                   3.83 %
                                      Group 3
                                                                               Principal
                                      Period                Number               Balance               Percentage
                                     30-59 days                130           13,446,948.57                   4.46 %
                                     60-89 days                 26            2,474,724.00                   0.82 %
                                     90+days                     9              824,914.06                   0.27 %
                                      Total                    165           16,746,586.63                   5.55 %
                                      Group Totals
                                                                               Principal
                                      Period                Number               Balance               Percentage
                                     30-59 days                244           23,002,309.83                   3.44 %
                                     60-89 days                 57            4,551,104.50                   0.68 %
                                     90+days                    18            1,404,299.18                   0.21 %
                                      Total                    319           28,957,713.51                   4.33 %

Sec. 7.09(b)(ii)                        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                                   Group 1
                                                                                        Principal
                                                                   Number               Balance               Percentage
                                                                       27            1,753,355.76                 0.62 %
                                                                   Group 2
                                                                                        Principal
                                                                   Number               Balance               Percentage
                                                                       12            1,960,265.25                 2.29 %
                                                                   Group 3
                                                                                        Principal
                                                                   Number               Balance               Percentage
                                                                       48            5,569,277.85                 1.85 %
                                                                  Group Totals
                                                                                        Principal
                                                                   Number               Balance               Percentage
                                                                       87            9,282,898.86                 1.39 %




Sec. 7.09(b)(iii)                       Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                                   Group 1
                                                                                        Principal
                                                                   Number               Balance               Percentage
                                                                       27            1,824,866.51                 0.65 %
                                                                   Group 2
                                                                                        Principal
                                                                   Number               Balance               Percentage
                                                                       12            1,904,008.84                 2.22 %
                                                                   Group 3
                                                                                        Principal
                                                                   Number               Balance               Percentage
                                                                       39            4,246,470.58                 1.41 %
                                                                  Group Totals
                                                                                        Principal
                                                                   Number               Balance               Percentage
                                                                       78            7,975,345.93                 1.19 %

Sec. 7.09(b)(iii)                       Balloon Loans
                                        Number of Balloon Loans                                                      31.00
                                        Balance of Balloon Loans                                              1,582,511.52

Sec. 7.09(b)(iv)                        Number and Aggregate Principal Amounts of REO Loans
                                                                   Group 1
                                                                                        Principal
                                                                   Number               Balance               Percentage
                                                                        6              363,539.84                 0.13 %
                                                                   Group 2
                                                                                        Principal
                                                                   Number               Balance               Percentage
                                                                        1              275,211.96                 0.32 %
                                                                   Group 3
                                                                                        Principal
                                                                   Number               Balance               Percentage
                                                                        9              725,029.81                 0.24 %
                                                                  Group Totals
                                                                                        Principal
                                                                   Number               Balance               Percentage
                                                                       16            1,363,781.61                 0.20 %

Sec. 7.09(b)(v)                         Book Value of REO Loans
                                        Group I                                                                       407,295.46
                                        Group II                                                                      301,027.62
                                        Group III                                                                     833,998.12

Sec. 7.09(b)(vi)                        Realized Losses
                                        Group I:
                                        Monthly Realized Losses                                                             0.00
                                        Cumulative Realized Losses                                                     12,666.38
                                        Group II:
                                        Monthly Realized Losses                                                             0.00
                                        Cumulative Realized Losses                                                          0.00
                                        Group III:
                                        Monthly Realized Losses                                                        36,897.93
                                        Cumulative Realized Losses                                                     56,959.46

Sec. 7.09(b)(vii)                       Net Liquidation Proceeds
                                        Group I                                                                             0.00
                                        Group II                                                                            0.00
                                        Group III                                                                      43,778.02

Sec. 7.09(b)(viii)                      60+ Delinquency Percentage (Rolling Three Month)                                2.1197 %

Sec. 7.09(b)(ix)                        Cumulative Loss Percentage                                                        0.01 %
                                        Cumulative Realized Losses Since Cut-Off Date                                  69,625.84
                                        Aggregate Loan Balance as of the Cut-Off Date                             950,014,405.44

Sec. 7.09(b)(x)                         Has a Trigger Event Occurred?                                                         NO

                                        1-Month LIBOR for Current Distribution Date                                    2.18063 %


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.